EXHIBIT 99.2

PROMISSORY NOTE
(ADJUSTABLE RATE, TERM)

$500,000.00	November 1, 2008
Loan No. SYNT04	Bellevue, Washington

FOR VALUE RECEIVED, SYNTHETECH, INC., an Oregon corporation, (“Borrower”) promises to pay, in lawful money of the United States of America, to the order of ACCESS BUSINESS FINANCE, LLC, a Washington corporation (“Lender”), at 14205 S. E. 36th Street, Suite 350, Bellevue, WA  98006, or such other place either within or without the State of Washington as Lender may designate in writing from time to time, the principal sum of FIVE HUNDRED THOUSAND and no/100 DOLLARS ($500,000.00), with interest as provided below.

1.
Interest.  The principal balance of this Note shall bear interest at a per annum equal to the greater of (a) a variable rate of FIVE PERCENT (5.0%) plus the Prime Rate, and (b) NINE PERCENT (9.0%).  As used herein, “Prime Rate” means the “Prime Rate” as published in The Wall Street Journal.  If the Prime Rate is no longer published or available, it shall be replaced by a comparable interest rate index selected by Lender in its sole discretion.  The interest rate shall be adjusted simultaneously with each adjustment in the Prime Rate.  Borrower acknowledges that the Prime Rate may not be the lowest rate of interest charged by Lender.  Interest shall be calculated based on the actual number of days elapsed of a 360 day year.

2.
Payments.  Beginning on December 1, 2008, and continuing the same day of each succeeding month, Borrower shall make monthly installment payments consisting of the sum of (a) accrued interest, plus (b) a payment of principal equal to EIGHT THOUSAND THREE HUNDRED THIRTY-THREE and 33/100 DOLLARS ($8,333.33).

3.	Maturity. The entire principal balance and all accrued interest shall become immediately due and payable on December 1, 2011 (“Maturity Date”).

4.
Prepayment.  This Note may be prepaid in whole, but not in part, upon no less than seven (7) days prior written notice to Lender.  No prepayment premium or penalty will be charged on any principal prepayment.

5.
Loan Fees.  At closing of the Loan, Borrower shall pay to Lender a non-refundable loan fee of FIFTEEN THOUSAND and no/100 DOLLARS ($15,000.00), which fee may be paid from Loan proceeds and which shall be deemed to be fully earned upon execution of this Note.

6.
Late Charge.  If any payment is not made within five (5) days of the date it is due, Lender may assess a late charge equal to five percent (5%) of the payment due to defray the overhead expenses of Lender incident to such delay.  This provision for a late charge is not permission to make a late payment.  Payment of the late charge and returned check charges shall be a condition to curing any default or satisfaction of this Note.  Borrower shall pay a fee of $25 for each returned check.

7.
Security; Loan Documents.  This Note is secured by a UCC financing statement encumbering all of Borrower’s assets, and by the Deed of Trust, Assignment of Rents and Leases and Security Agreement dated June 15, 2006, and recorded June 30, 2006, under Linn County, Oregon, Recording number 2006-16030, as amended by the Modification of Deed of Trust, Assignment of Rents and Leases and Security Agreement dated May 1, 2008, and recorded May 20, 2008, under Linn County, Oregon, recording number 2008-10238, as amended by the Second Modification of Deed of Trust, Assignment of Rents and Leases and Security Agreement dated the same as this Agreement (together, “Deed of Trust”).  The Deed of Trust encumbers real and personal property (“Property”) legally described in the Deed of Trust and consisting of two parcels of commercial property commonly known as 1290 Industrial Way, Albany, Oregon 97321, Linn County, Oregon.  The Deed of Trust prohibits a transfer or encumbrance of the Property, and the transfer of ownership interests in the owner of the Property and certain entities holding ownership interests in the owner of the Property.  This Note, the Deed of Trust, the “Amended and Restated Loan and Security Agreement” (“Loan Agreement”) between Borrower and Lender dated the same as this Note, Borrower’s Promissory Note in favor of Lender in the original principal amount of FIVE HUNDRED FIFTY THOUSAND and no/100 DOLLARS dated May 1, 2008 (the “First Term Loan”), and all other related documents and instruments (except the Indemnity Agreement) are collectively referred to as the “Loan Documents.”  Borrower has also executed a Hazardous Substance Indemnity (“Indemnity Agreement”) for the benefit of Lender in connection with the Deed of Trust and the line of credit evidenced by the Loan Agreement.

8.
Default.   Any one or more of the following is an “Event of Default” under this Note:  (a) Borrower fails to make any payment when due under this Note, the Deed of Trust, or any of the other Loan Documents.  (b) There is any other Event of Default under the Deed of Trust or other Loan Documents or under the Indemnity Agreement.  (c) A default occurs under any other indebtedness now or hereafter owing to Lender on which Borrower or any guarantor of this Note is a maker or a guarantor and such default is not cured within the applicable cure period, if any, under the instrument(s) evidencing such indebtedness.

9.
Remedies; Default Interest.  If there is an Event of Default, then in addition to any other rights and remedies available to Lender, Lender may declare the principal balance and accrued but unpaid interest immediately due and payable.  Whether or not Lender exercises this right to accelerate, the entire principal balance of this Note, all accrued interest, and all other amounts payable hereunder or otherwise due in connection with the Loan, shall bear interest from the date of such Event of Default at ten percent (10%) per annum over the interest rate that would otherwise be in effect under this Note.  Such interest shall be payable on demand, and payment of such default interest shall be a condition to curing any Event of Default or satisfaction of this Note.  Lender’s failure to exercise any right or remedy shall not be a waiver of the right to exercise the same upon any subsequent Event of Default.

10.
Waiver of Jury Trial.  Borrower (by executing this Note) and Lender (by accepting this Note) each hereby waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Note and the other Loan Documents or relating thereto or arising from the lending relationship which is the subject of this Note, and Borrower and Lender agree that any such action or proceeding shall be tried before a court and not before a jury.  Borrower and Lender also hereby waive any right to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived.  Either Borrower or Lender may file an original counterpart or a copy of this section with any court as written evidence of Borrower’s and Lender’s waiver of its right to trial by jury.

11.	General Provisions.

(a)
Collection Expenses.  Borrower agrees to reimburse Lender on demand for all reasonable legal fees and other costs and expenses incurred in collecting or enforcing this Note and protecting or realizing on any collateral, together with interest at the default rate specified above.  Without limitation such shall include fees, costs and expenses incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership and any post-judgment collection proceedings.  Payment of such fees, costs, expenses and interest shall be a condition precedent to the curing of any Event of Default or the satisfaction of this Note.

(b)
Borrower’s Waivers.  Except as otherwise provided in this Note and the other Loan Documents, Borrower waives all notices required by law, including without limitation presentment and demand for payment, protest, and notice of demand, protest, dishonor and nonpayment.

(c)	No Offset. This Note shall not be subject to offset of any kind.

(d)
Joint and Several Liability.  The liability of each person or entity included within the term “Borrower”, and each general partner or joint venturer of Borrower if Borrower is a partnership or joint venture, is joint and several with respect to all obligations hereunder.

(e)
Governing Law, Jurisdiction and Venue. This Note and the other Loan Documents shall be construed, enforced and otherwise governed exclusively by the laws of the State of Washington without regard to its conflicts of laws rules, except that matters relating to the validity and enforcement of the Deed of Trust (which encumbers Property located in the State of Oregon), shall be subject to and governed by the laws of the State of Oregon.  Borrower agrees that to the fullest extent permitted by law, Washington law shall apply to all actions, defenses and remedies, including without limitation, the existence and calculation of any deficiency judgment upon foreclosure of the Deed of Trust, and Borrower agrees that the courts of the States of Washington and Oregon at Lender’s sole and exclusive election, shall have exclusive jurisdiction of all actions, proceedings, defenses or remedies arising out of the execution or enforcement of this Note or any of the other Loan Documents.  Borrower consents to personal jurisdiction in the courts of Washington and Oregon, as provided herein, and specifically waives any objection to such jurisdiction based upon a forum non conveniens.

(f)
Definitions.  The term “Lender” shall include any subsequent holder of the Note, or in whole or in part.  Lender may assign the Loan Documents in whole or in part.  Lender may make available to any proposed assignee or participant all credit and financial data with respect to Borrower, the Property, and any Guarantor of the Loan as may be in the possession of Lender.  Borrower agrees to provide any additional information that any proposed assignee or participant may reasonably request.

(g)	Notices. Any notice to Borrower under this Note shall be given as provided in the Loan Agreement.

(h)
Application of Payments.  Except as applicable law may otherwise require, all payments received by Lender under this Note shall be applied by Lender in the following order of priority:  Lender’s (and the Trustee’s under the Deed of Trust) expenses incurred in any efforts to enforce any terms of this Note; interest payable on advances made to protect the security of the Deed of Trust; principal of such advances; amounts payable to Lender by Borrower under the Deed if Trust for reserves; interest and late charges payable on this Note; principal of this Note; and any other obligations of Borrower in such order as Lender, at its option, may determine; provided, however that Lender may, at its option, apply any such payments received to interest on or principal of this Note prior to applying such payments to interest on and principal of advances made to protect the security of the Deed of Trust.

(i)	Business Purpose. Borrower warrants and represents that all funds advanced under this Note shall be applied to and are intended solely for business, commercial, or investment purposes.

(j)	Replacement Note. If this Note is lost, stolen, destroyed or mutilated, Borrower shall execute a replacement note upon the written request of Lender.

(k)	Time. Time is of the essence for purposes of this Note and the other Loan Documents.

EXCEPT AS OTHERWISE PROVIDED IN THIS NOTE OR THE OTHER LOAN DOCUMENTS, BORROWER ACKNOWLEDGES LIABILITY FOR PAYMENT OF ALL AMOUNTS OWING UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS AND AGREES THAT LENDER DOES NOT HAVE TO FORECLOSE ITS DEED OF TRUST OR ANY OTHER COLLATERAL BEFORE DEMANDING FULL PAYMENT FROM BORROWER.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE

“Borrower”

SYNTHETECH, INC., an Oregon corporation

By:
name:
title:

Borrower’s Address:
Synthetech, Inc.
1290 Industrial Way